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                                                                   EXHIBIT 23.1


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 2, 1996 included in Health Systems Design Corporation's prospectus dated March 5, 1996 for the year ended September 30, 1995 and to all references to our Firm included in this Registration Statement on Form S-8.


                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP

Oakland, California
September 12, 1996





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